Exhibit 99.1

Investor Overview March 2025

2 Safe Harbor and B asis of Presentation Forward - Looking Statement Safe Harbor — This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticipate,” “bel ieve,” “confident,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations th ere on or comparable terminology. In particular, statements about the markets in which GMS operates and our products, including potential or expected growth in those markets and products, the eco nom y generally, our ability to navigate the evolving operating environment and execute our business, strategic initiatives and priorities and growth potential, ability to achieve an ticipated cost reduction goals, closing of acquisitions and integration of such acquisitions, future M&A and greenfields, inflation, mortgage and lending rates, capital structure, prici ng (including but not limited to, fluctuations in commodity pricing), volumes, net sales, organic sales, gross margins, incremental EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, capital expend itu res, free cash flow, future financial performance and liquidity, the Company’s cost reduction initiatives and results thereof, and the ability of the Company to grow stronger con tained in this presentation may be considered forward - looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or futu re events or performance may be considered forward - looking statements. The Company has based forward - looking statements on its current expectations, assumptions, estimates and projections . While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward - looking statements are only predictions and involve known an d unknown risks and uncertainties, many of which are beyond its control. Forward - looking statements involve risks and uncertainties, including, but not limited to, those described i n the “Risk Factors” section in the Company’s most recent Annual Report on Form 10 - K, and in its other periodic reports filed with the SEC. In addition, the statements in this presentati on are made as of March 11, 2025. The Company undertakes no obligation to update any of the forward - looking statements made herein, whether as a result of new information, fu ture events, changes in expectation or otherwise. These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to March 11, 2025. Use of Non - GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the fu ture. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excl udi ng non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional inf ormation is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities pr epared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measure s and a reconciliation of these non - GAAP measures to the most directly comparable GAAP measures.

3 54 yrs 300+ Distribution yards GMS at a Glance 7,000+ GMS Team Members & nearly 100 Tool Sales, Rentals & Service Centers Leading Brands 60+ GMS NYSE Ticker Symbol Founded in 1971 LTM Q3 FY25 Net Sales $ 5.6 B

4 Diversified and Balanced End Market Exposure Diversified exposure across commercial and residential new and repair and remodel construction markets continues to be an advantage Residential • Single - Family New • Multi - Family New • Repair & Remodel ~45% through the cycle Commercial • New Construction • Repair & Remodel ~55% through the cycle While these percentages of revenue fluctuate from time to time as market conditions change, the numbers shown above reflect t he Company’s “through the cycle” expectations. For the LTM Q3 FY25 period, using U.S. results as a proxy, the Company’s revenue mix was around 60% commercial and 40% reside nti al.

5 Providing Value to Contractors and Builders GMS provides a complementary and complete product offering with value - added service delivery to the contractor s who install wallboard, ceilings, steel framing and ancillary products needed to complete the job 1 Complementary products consists of Tools & Fasteners, Insulation, Joint Treatment, Lumber, EIFS/Stucco and Other 1 LTM Q325 Wallboard 40% Complementary Products* 31% Ceilings 14% Steel Framing 15% » Expertise across local markets, leveraging scaled North American footprint » One stop shop for contractors with a broad product offering » Critical link between suppliers and a highly fragmented customer base

6 Continued Focus on the Execution of Our Strategy Strategic Pillars • Taking near - term actions to further align and rationalize our operations with today’s market realities • Solid balance sheet with no near - term maturities • Significant levels of free cash flow generation • Disciplined capital allocation strategy Plus,

Continuing to Diversify and Profitably Expand Offerings

Successfully Growing Complementary Products

Net Sales by Product Category


15%
Steel
14%
Ceilings
LTM
Q325
31%
Compl.
Products
40%
Wallboard
21% Insulation
20% Tools & Fasteners
17% Joint Treatment
12% EIFS/Stucco
9% Lumber
21% Other

Core Products:

- **Wallboard:** Used to finish the interior walls and ceilings in residential, commercial and institutional construction projects
- **Ceilings:** Suspended ceiling systems comprised primarily of acoustical solutions for commercial spaces including mineral fiber tiles and grid as well as architectural specialties such as wood, steel and other unique finishes
- **Steel Framing:** Steel framing products sold into commercial applications, typically as part of a package with wallboard, ceilings and other products

Complementary Products

Up from 20% to 30% of sales
from FY2014 to FY2024


45%
20%
NET SALES BREAKDOWN
(FISCAL 2014)
2014 Net Sales:
$1.4B
16%
19%
41%
NET SALES BREAKDOWN
(FISCAL 2023)
2024 Net Sales:
$5.5B
30%
16%
13%
Complementary Products
Ceilings
Steel Framing
Wallboard

7

Consistent Execution in M&A Driven Platform Expansion

Core Products

- **February 1, 2021**, entry into Quebec, Canada whitespace
- **December 1, 2021**, scaled core products expansion into southern California and entry into Las Vegas whitespace
- **April 3, 2023,** core expansion throughout the greater Chicago area
- **March 1, 2024,** marquee entry into the #1 MSA - metropolitan NYC market whitespace with a well-scaled platform
- **May 1, 2024,** bolt-on expansion within the southern California market
- **July 1, 2024,** significant expansion in the Greater Toronto Area and entry into southern Ontario whitespace



Core
~$630MM¹
37%
6 Deals
63%
10 Deals
~$400MM¹
Complementary

M&A Since CY2020:

16 Transactions[2]
~$1.0B in Capital Deployed
47 Distribution Locations[3]
~$1.0B Sales[3]; **~$140MM** EBITDA[4]

Stucco/EIFS

- **June 8, 2021**, gained EIFS focused offering in Ohio
- **August 2, 2021**, gained EIFS focused offering in Nebraska

EIFS Division

- **December 1, 2021**, expanded Stucco/EIFS offering in west Florida market
- **June 1, 2022**, expanded Stucco/EIFS offering in west Florida market
- **August 26, 2024**, expanded Stucco/EIFS/Siding throughout Florida

Tools/Fasteners

- **December 1, 2021**, entered taping tools market with a nationwide footprint
- **December 29, 2022**, entered the T&F market in the metropolitan NYC area
- **October 1, 2023**, entered the T&F market in Phoenix, AZ

Canada "One Stop"

- **April 3, 2023**, added Exterior products in the greater Toronto, ON market
- **May 1, 2023**, expanded Lumber and Siding offering on Vancouver Island

(1) Capital deployed to date since CY2020 (2) Excludes deals <$1MM in transaction value (3) Excludes AMES stores (4) Based on LTM financials as of acquisition signing date

Note: Dates represent date acquired for each transaction

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
8

9 GMS – Solid Track Record of Profitability and Cash Flow *For a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin or Free Cash Flow to the most directly comparable GAAP metri cs, see Appendix $3,299 $4,635 $5,329 $5,502 $5,593 9.7% 12.2% 12.5% 11.2% 9.6% FY-21 FY-22 FY-23 FY-24 LTM-Q325 Net Sales Adj. EBITDA Margin* $ millions 30 bps $319 $567 $666 $615 $538 38.6% 24.4% 58.4% 61.1% 63.0% FY-21 FY-22 FY-23 FY-24 LTM-Q325 Adj. EBITDA* FCF as % of Adj. EBITDA* $ millions Net Sales & Adj EBITDA Margin Adj. EBITDA and Free Cash Flow (as a % of Adj. EBITDA)

10 Well Positioned to Deliver Long Term Value

11 Financial Update Q3 FY2025

Q3 Fiscal 2025 At a Glance

Comparisons are to Q3 FY24 unless noted otherwise

- **Net Sales of $1.3 billion, up 0.2%**

	Net Sales			Organic Sales Change
	Q3 FY25	Q3 FY24	Change	
Wallboard	$ 501.7	$ 520.7	-3.6%	-7.4%
Ceilings	$ 180.7	$ 155.7	16.0%	4.4%
Steel Framing	$ 179.7	$ 203.4	-11.6%	-17.9%
Complementary Products	$ 398.6	$ 378.6	5.3%	-4.3%
Total	$ 1,260.7	$ 1,258.3	0.2%	-6.7%

- **Gross margin of 31.2%, down 20 bps from Q2 FY25 and down 180 bps YOY**
- **Net loss of $21.4 million, including a $42.5 million non-cash goodwill impairment, compared to net income of $51.9 million**
- **Adjusted EBITDA[1] of $93.0 million, compared to $128.0 million**
- **Implementing an additional estimated $20 million in annualized cost reductions, bringing our total annualized run rate of reductions to $50 million since the start of Fiscal 2025**
- **Generated significant levels of cash**


Q3 FY25 Net Sales
Complementary Products 32%
Wallboard 40%
Steel Framing 14%
Ceilings 14%

- **Results in the quarter reflect the impact of soft end market demand and steel pricing, both of which deteriorated meaningfully during the last half of the quarter**
- **Economic uncertainty, general affordability concerns and tight lending conditions, combined with adverse winter weather disruptions, all contributed to reduced sales in each of our end markets**
- **Continued price resilience in Wallboard, Ceilings and Complementary Products**

GMS GYPSUM MANAGEMENT & SUPPLY, INC.

[1]For a reconciliation of Adjusted EBITDA to the most directly comparable GAAP metrics, see Appendix.

13 Sales Highlights – Q3 FY25 U.S. Per Day Residential Sales Q325 Net Sales $ 1.3 B Per Day Net Sales 2.1% U.S. Per Day Commercial Sales 7.8% 2.7% 0.2% • Demand deteriorated during the last half of the quarter across all end markets • Adverse winter weather and holiday timing negatively impacted sales by an estimated $20 million • Other than Ceilings, which benefited from project mix and the Kamco acquisition, volumes declined across the other major product categories U.S. Multi Family per day sales U.S. Single Family per day sales 1.9% 27.0% 6.4% Note: G iven the wide breadth of offerings and units of measure in Complementary Products, detailed price vs volume reporting is not ava ilable at a consolidated level. Also, end market metrics are organic sales. 1 1

14 Weak Demand & Price/Cost Dynamics Impact Profitability 1 For a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable GAAP metrics, see Appendix . 2 The most comparable GAAP metric for Adjusted EBITDA margin is Net Income Margin. However, due to the fact that the Company r eco rded a net loss during the quarter, this is not a meaningful measure. $128.0 $93.0 10.2% 7.4% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% $0 $50 $100 $150 Fiscal Q3 2024 Fiscal Q3 2025 Adj. EBITDA Adj. EBITDA Margin ($ mm) Net Loss & Adj. EBITDA 1 Net loss of $21.4 million including a $42.5 million non - cash goodwill impairment charge and a $7.4 million gain on the sale of a non - core business Adjusted EBITDA 1 was $93.0 million Adjusted EBITDA margin 2 was 7.4%. Gross Margin Bridge SG&A % Bridge - 0.50% - 0.10% +0.70% +0.40% +0.30% +0.20% +0.20% 23.5% 24.7 % FY24 Q3 SG&A% General Operating Cost Inflation + Rent Expense Higher Accident Claim Activity Logistics Inefficiencies (Weather/Holidays) Restructuring Costs Steel Price Deflation Cost-out Actions Wallboard Price Inflation FY25 Q3 SG&A% - 0.70% - 0.40% - 0.30% - 0.20% - 0.10% - 0.10% 33.0% 31.2% FY24 Q3 GM% Wallboard Price/Cost Complementary Price/Cost Lower Volume-Based Incentives Ceilings Price/Cost One-Time Operational Impacts Sales Mix Impact FY25 Q3 GM% 1 1

Attractive Capital Structure Supports Strategic Priorities

Q325 Cash Flow[1]

- Cash generated by operating activities was $94.1 million
- Free cash flow was $83.1 million
- Cash provided by investing activities included $12.5 million in cash generated from the sale of a non-core business

Substantial Liquidity[2]

- $59.0 million of cash on hand
- $469.7 million available under our revolving credit facility

Share Repurchases[2]

- Repurchased 445K shares for $39.3 million during Q325
- $218.4 million repurchase authorization remaining at January 31, 2025


Debt/Lease Payments 9%
Acquisitions 60%
Share Repurchases 20%
Capital Expenditures 11%
3-Year Historical Use of Cash³

For Fiscal Years 2022, 2023 and 2024


LTM Net Debt / PF Adjusted EBITDA⁴
1.5x
1.7x
2.1x
2.3x
2.4x
1/31/2024
04/30/2024
7/31/2024
10/31/2024
1/31/2025


Debt⁵ Maturity Schedule
$ in millions
$14
$56
$50
$417
$35
$847
FY25
FY26
FY27
FY28
FY29
Thereafter

1. For a reconciliation of free cash flow to cash provided or used by operating activities, the most directly comparable GAAP metric, see Appendix.
2. Balance sheet, capital structure and share repurchase authorization references are as of 1/31/2025.
3. Includes cash used for Capital Expenditures, Acquisitions, Share Repurchases, Payments on Principal on Long-Term Debt and Payments on Principal on Finance Lease Obligations for fiscal years 2022, 2023 and 2024.
4. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.
5. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes.

15

End Market & Product-Level Expectations

Product Category	Q4 FY25 YOY Per Day Volume Expectations		Q4 FY25 YOY Per Day Price/Mix Expectations
	Organic	Total (Incl. acquisitions)	
•Single-family:	Down high single digits		
•Multi-family:	Down ~35%		
•Commercial:	Down ~20%		
Total Wallboard:	**Down mid teens**	**Down low-to-mid teens**	**Flat to up slightly**
Ceilings:		**Roughly flat**	**Up low single digits**
Steel Framing:		**Down low double digits**	**Down low double digits**
Complementary Products:	**Sales growth roughly flat YOY**		





GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
16

17 Consolidated Expectations Q4 FY25 Expectation Metric for Q4 FY25 Down high single digits YOY in total, Down low double digits organically Net Sales ~ 31.2% Gross Margin $20 million - $22 million GAAP Net Income $100 million - $110 million Adjusted EBITDA 1 ~ 8.0% Adjusted EBITDA Margin 1 Full Year FY25 Expectation Metric for Full Year FY25 ~ $91 million - $93 million Interest Expense ~ $45 million - $50 million Capital Expenditures ~ 60% to 65% of FY25 Adj. EBITDA 1 Free Cash Flow 1 ~ 26.5% - 27% Tax Rate 2 1 For a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income or Free Cash Flow to the most directly c omp arable GAAP metrics, see Appendix. 2 Tax rate refers to the normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax am ounts.

18 Appendix

Summary Quarterly Financials

(In millions) (Unaudited)	1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25	3Q25
Wallboard Volume (MSF)	1,204	1,231	1,101	1,234	4,769	1,233	1,211	1,047
Wallboard Price ($ / '000 Sq. Ft.)	$ 475	$ 476	$ 473	$ 475	$ 475	$ 477	$ 481	$ 479
Wallboard	$ 571	$ 585	$ 521	$ 586	$ 2,263	$ 588	$ 582	$ 502
Ceilings	175	175	156	189	695	207	204	181
Steel framing	237	232	203	220	893	210	217	180
Complementary products	426	428	379	418	1,651	444	467	399
Net sales	1,410	1,421	1,258	1,413	5,502	1,448	1,471	1,261
Cost of sales	959	962	844	962	3,726	997	1,010	868
Gross profit	451	459	415	451	1,775	452	461	393
Gross margin	*32.0%*	*32.3%*	*33.0%*	*31.9%*	*32.3%*	*31.2%*	*31.4%*	*31.2%*
Operating expenses (income):								
Selling, general and administrative expenses	287	301	296	316	1,199	315	324	311
Depreciation and amortization	32	33	33	36	133	38	42	42
Impairment of goodwill	-	-	-	-	-	-	-	42
Gain on sale of business								(7)
Total operating expenses	319	334	328	351	1,332	353	366	388
Operating income	132	125	86	100	443	98	95	5
Other (expense) income:								
Interest expense	(19)	(19)	(19)	(19)	(75)	(22)	(24)	(23)
Write-off of discount and deferred financing costs	(1)	-	-	(1)	(2)	-	-	-
Other income, net	2	2	2	3	9	2	1	1
Total other expense, net	(18)	(17)	(17)	(17)	(69)	(20)	(22)	(22)
Income (loss) before taxes	114	108	69	83	375	78	72	(17)
Income tax expense	27	27	17	27	98	21	18	4
Net income (loss)	$ 87	$ 81	$ 52	$ 56	$ 276	$ 57	$ 54	$ (21)
Business Days	**64**	**65**	**62**	**64**	**255**	**64**	**65**	**62**
Net Sales by Business Day	$ 22.0	$ 21.9	$ 20.3	$ 22.1	$ 21.6	$ 22.6	$ 22.6	$ 20.3
Beginning Branch Count	304	305	308	311	304	316	325	331
Added (Reduced) Branches (A)	1	3	3	5	12	9	6	(9)
Ending Branch Count	**305**	**308**	**311**	**316**	**316**	**325**	**331**	**322**

Commentary

A. Net reduction in branches is a result of the divestiture of Leading Edge Insulation (LEI) and branch closures in the Northeast, offset by two additional Greenfield openings

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

19

Quarterly Cash Flows

($ in millions)
(Unaudited)

	1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25	3Q25
Net income (loss)	$ 86.8	$ 81.0	$ 51.9	$ 56.4	$ 276.1	$ 57.2	$ 53.5	$ (21.4)
Non-cash changes & other changes	(12.3)	48.2	27.5	81.1	144.5	(12.5)	64.7	59.8
Changes in primary working capital components:								
Trade accounts and notes receivable	(38.2)	(51.1)	92.1	(29.3)	(26.5)	(36.4)	(11.8)	149.0
Inventories	(1.4)	21.6	(20.3)	17.1	17.0	(20.6)	16.4	(9.4)
Accounts payable	(28.3)	18.4	(47.0)	79.0	22.2	(10.6)	(7.2)	(83.8)
Cash provided by (used in) operating activities	**6.6**	**118.1**	**104.3**	**204.2**	**433.2**	**(22.9)**	**115.6**	**94.1**
Purchases of property and equipment	(13.5)	(16.0)	(10.2)	(17.5)	(57.2)	(9.0)	(14.1)	(11.0)
Proceeds from sale of assets	1.0	0.7	0.2	0.7	2.7	1.2	1.1	13.6
Acquisitions of businesses, net of cash acquired	(39.0)	(17.0)	0.6	(320.8)	(376.2)	(118.5)	(88.8)	2.9
Other investing activities	-	-	-	-	-	-	(5.2)	-
Cash (used in) provided by investing activities	**(51.5)**	**(32.3)**	**(9.4)**	**(337.6)**	**(430.8)**	**(126.2)**	**(107.0)**	**5.5**
Cash provided by (used in) financing activities	**(39.1)**	**(89.7)**	**(83.9)**	**212.2**	**(0.4)**	**35.3**	**22.4**	**(123.6)**
Effect of exchange rates	0.7	(1.1)	0.8	(1.1)	(0.6)	0.9	(0.3)	(0.9)
Increase (decrease) in cash and cash equivalents	(83.3)	(4.9)	11.8	77.8	1.4	(113.0)	30.8	(24.9)
Balance, beginning of period	164.7	81.4	76.5	88.3	164.7	166.1	53.2	83.9
Balance, end of period	**$ 81.4**	**$ 76.5**	**$ 88.3**	**$ 166.1**	**$ 166.1**	**$ 53.2**	**$ 83.9**	**$ 59.0**
Supplemental cash flow disclosures:								
Cash paid for income taxes	$ 3.2	$ 66.1	$ 24.4	$ 26.7	$ 120.4	$ 2.9	$ 43.1	$ 12.3
Cash paid for interest	$ 21.9	$ 13.5	$ 22.0	$ 13.5	$ 70.8	$ 26.7	$ 19.2	$ 26.6

Cash provided by (used in) operating activities	$ 6.6	$ 118.1	$ 104.3	$ 204.2	$ 433.2	$ (22.9)	$ 115.6	$ 94.1
Purchases of property and equipment	(13.5)	(16.0)	(10.2)	(17.5)	(57.2)	(9.0)	(14.1)	(11.0)
Free cash flow [(1)]	**$ (6.9)**	**$ 102.1**	**$ 94.1**	**$ 186.7**	**$ 376.0**	**$ (31.9)**	**$ 101.5**	**$ 83.1**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

20

21 Q3 2025 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY25 FY24 Reported Organic (1) Organic (1) 1,174.0$ 1,258.3$ Acquisitions 95.8 - Fx Impact (9.1) - Total Net Sales 1,260.7$ 1,258.3$ 0.2% (6.7%) Wallboard 501.7$ 520.7$ (3.6%) (7.4%) Ceilings 180.7 155.7 16.0% 4.4% Steel Framing 179.7 203.4 (11.6%) (17.9%) Complementary Products 398.6 378.6 5.3% (4.3%) Total Net Sales 1,260.7$ 1,258.3$ 0.2% (6.7%) Fiscal Q3 Variance

Quarterly Net Income (Loss) to Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		1Q24	2Q24	3Q24	4Q24	FY24	1Q25	2Q25	3Q25
Net Income (Loss)		$ 86,830	$ 80,957	$ 51,905	$ 56,387	$ 276,079	$ 57,248	$ 53,536	$ (21,409)
Add: Interest Expense		18,914	18,742	18,784	19,021	75,461	22,213	23,697	23,069
Add: Write off of debt discount and deferred financing fees		1,401	-	-	674	2,075	-	-	-
Less: Interest Income		(474)	(292)	(378)	(610)	(1,754)	(370)	(193)	(189)
Add: Income Tax Expense		26,734	27,205	17,468	26,680	98,087	20,946	18,890	4,177
Add: Depreciation Expense		16,327	16,963	17,276	18,640	69,206	19,228	20,529	21,271
Add: Amortization Expense		15,691	15,974	15,528	16,963	64,156	18,804	21,549	21,159
EBITDA		$ 165,423	$ 159,549	$ 120,583	$ 137,755	$ 583,310	$ 138,069	$ 138,008	$ 48,078
Adjustments									
Impairment of goodwill		-	-	-	-	-	-	-	42,454
Stock appreciation rights	(A)	1,218	401	1,789	1,983	5,391	243	397	691
Redeemable noncontrolling interests	(B)	480	184	461	302	1,427	422	693	34
Equity-based compensation	(C)	3,304	5,111	3,559	3,644	15,618	3,678	4,925	3,422
Severance and other permitted costs	(D)	406	882	1,033	307	2,628	956	6,460	2,282
Transaction costs (acquisition and other)	(E)	1,385	1,223	765	1,483	4,856	1,299	1,193	789
(Gain) loss on disposal of assets	(F)	(131)	(310)	(222)	(66)	(729)	858	(351)	(5,333)
Effects of fair value adjustments to inventory	(G)	302	140	8	1,183	1,633	375	106	3
Change in fair value of contingent consideration	(H)	-	-	-	-	-	-	793	621
Debt transaction costs	(I)	911	378	44	(13)	1,320	(20)	-	-
Total Adjustments		$ 7,875	$ 8,009	$ 7,437	$ 8,823	$ 32,144	$ 7,812	$ 14,216	$ 44,963
Adjusted EBITDA (as reported)		$ 173,298	$ 167,558	$ 128,020	$ 146,578	$ 615,454	$ 145,881	$ 152,224	$ 93,041
Net Sales		$1,409,600	$1,420,930	$1,258,348	$1,413,029	$5,501,907	$1,448,456	$1,470,776	$1,260,710
Adjusted EBITDA Margin		12.3%	11.8%	10.2%	10.4%	11.2%	10.1%	10.3%	7.4%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents the change in fair value of contingent consideration arrangements

I. Represents expenses paid to third party advisors related to debt refinancing activities

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
22

Net Income (Loss) to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		LTM FY25 Q3	2024	2023	2022	2021
Net Income		$ 145,762	$ 276,079	$ 332,991	$ 273,442	$ 105,560
Add: Interest Expense		88,000	75,461	65,843	58,097	53,786
Add: Write off of debt discount and deferred financing fees		674	2,075	-	-	4,606
Less: Interest Income		(1,362)	(1,754)	(1,287)	(163)	(86)
Add: Income Tax Expense		70,693	98,087	114,512	91,377	31,534
Add: Depreciation Expense		79,668	69,206	61,177	55,437	50,480
Add: Amortization Expense		78,475	64,156	65,730	63,795	57,645
EBITDA		$ 461,910	$ 583,310	$ 638,966	$ 541,985	$ 303,525
Adjustments						
Impairment of goodwill		42,454	-	-	-	-
Stock appreciation rights	(A)	3,314	5,391	7,703	4,403	3,173
Redeemable noncontrolling interests	(B)	1,451	1,427	1,178	1,983	1,288
Equity-based compensation	(C)	15,669	15,618	13,217	10,968	8,442
Severance and other permitted costs	(D)	10,005	2,628	2,788	1,132	2,948
Transaction costs (acquisition and other)	(E)	4,745	4,856	1,961	3,545	1,068
(Gain) loss on disposal of assets	(F)	(4,892)	(729)	(1,413)	(913)	(1,011)
Effects of fair value adjustments to inventory	(G)	1,667	1,633	1,123	3,818	788
Change in fair value of contingent consideration	(H)	1,414	-	-	-	-
Gain on legal settlement		-	-	-	-	(1,382)
Debt transaction costs	(I)	(13)	1,320	173	-	532
Total Adjustments		$ 75,814	$ 32,144	$ 26,730	$ 24,936	$ 15,846
Adjusted EBITDA (as reported)		537,724	$ 615,454	$ 665,696	$ 566,921	$ 319,371
Contributions from acquisitions		16,572	24,213	9,535	21,348	4,948
Pro Forma Adjusted EBITDA	(J)	$ 554,296	$ 639,667	$ 675,231	$ 588,269	$ 324,319
Net Sales		$5,592,971	$5,501,907	$5,329,252	$4,634,875	$3,298,823
Adjusted EBITDA margin (as reported)		9.6%	11.2%	12.5%	12.2%	9.7%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents the non-cash cost of sales impact of acquisition accounting adjustments to increase inventory to its estimated fair value

H. Represents the change in fair value of contingent consideration arrangements

I. Represents costs paid to third-party advisors related to debt refinancing activities

J. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

23

24 Income (Loss) Before Taxes to Adjusted Net Income Reconciliation Commentary A. Represents all non - cash amortization resulting from business combinations. To make the financial presentation more consistent with other public building products companies, beginning in the first quarter 2025 we are now including an adjustment for all non - cash amortization expense related to acquisitions, as opposed to non - cash amortization and depreciation for select acquisitions B. Normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax amounts ($ in 000s) 3Q25 3Q24 (Unaudited) Income (Loss) before taxes (17,232)$ 69,373$ EBITDA adjustments 44,963 7,437 Amortization expense (A) 21,159 15,528 Adjusted pre-tax income 48,890 92,338 Adjusted income tax expense 12,711 23,546 Adjusted net income 36,179$ 68,792$ Effective tax rate (B) 26.0% 25.5% Weighted average shares outstanding: Basic 38,708 39,864 Diluted 39,252 40,512 Adjusted net income per share: Basic 0.93$ 1.73$ Diluted 0.92$ 1.70$

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited)		1Q24	2Q24	3Q24	3Q24	FY2024	1Q25	2Q25	3Q25
($ in millions)									
SG&A - Reported		**$ 286.8**	**$ 300.9**	**$ 295.7**	**$ 315.5**	**$ 1,198.9**	**$ 315.2**	**$ 324.2**	**$ 310.8**
Adjustments									
Stock appreciation rights	(A)	(1.2)	(0.4)	(1.8)	(2.0)	(5.4)	(0.2)	(0.4)	(0.7)
Redeemable noncontrolling interests	(B)	(0.5)	(0.2)	(0.5)	(0.3)	(1.4)	(0.4)	(0.7)	(0.0)
Equity-based compensation	(C)	(3.3)	(5.1)	(3.6)	(3.6)	(15.6)	(3.7)	(4.9)	(3.4)
Severance and other permitted costs	(D)	(0.4)	(0.9)	(1.0)	(0.3)	(2.6)	(1.0)	(6.5)	(2.3)
Transaction costs (acquisition and other)	(E)	(1.4)	(1.2)	(0.8)	(1.5)	(4.9)	(1.3)	(1.2)	(0.8)
Gain (loss) on disposal of assets	(F)	0.1	0.3	0.2	0.1	0.7	(0.9)	0.4	(2.1)
Debt transaction costs	(G)	(0.9)	(0.4)	(0.0)	0.0	(1.3)	0.0	-	-
SG&A - Adjusted		**$ 279.2**	**$ 293.0**	**$ 288.3**	**$ 307.9**	**$ 1,168.4**	**$ 307.7**	**$ 310.9**	**$ 301.5**
Net Sales		**$ 1,409.6**	**$ 1,420.9**	**$ 1,258.3**	**$ 1,413.0**	**$ 5,501.9**	**$ 1,448.5**	**$ 1,470.8**	**$ 1,260.7**
Adjusted SG&A Margin		*19.8%*	*20.6%*	*22.9%*	*21.8%*	*21.2%*	*21.2%*	*21.1%*	*23.9%*

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents costs paid to third-party advisors related to debt refinancing activities

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
25

Leverage Summary

($ mm)	1/31/24 LTM	4/30/24 LTM	7/31/24 LTM	10/31/24 LTM	1/31/25 LTM
Cash and cash equivalents	$88	$166	$53	$84	$59
ABL Facility	$29	$270	$359	$449	$373
First Lien Term Loan (1) (2)	493	491	490	489	488
Senior Notes (3)	346	347	347	347	347
Finance Lease Obligations	158	169	174	185	191
Installment Notes & Other	4	4	10	10	11
Total Debt	**$1,031**	**$1,281**	**$1,380**	**$1,480**	**$1,410**
Total Net Debt	**$942**	**$1,114**	**$1,327**	**$1,396**	**$1,351**
PF Adj. EBITDA (4)	**$629**	**$642**	**$623**	**$604**	**$554**
Total Debt / PF Adj. EBITDA	**1.6x**	**2.0x**	**2.2x**	**2.5x**	**2.5x**
Net Debt / PF Adj. EBITDA	**1.5x**	**1.7x**	**2.1x**	**2.3x**	**2.4x**

(1) Net of unamortized discount of $2.3mm, $2.0mm, $1.9mm, $1.8mm and $1.7mm as of January 31, 2024, April 31, 2024, July 31, 2024, October 31, 2024 and January 31, 2025, respectively.
(2) Net of deferred financing costs of $3.8mm, $4.4mm, $4.3mm, $4.0mm and $3.8mm as of January 31, 2024, April 31, 2024, July 31, 2024, October 31, 2024 and January 31, 2025, respectively.
(3) Net of deferred financing costs of $3.6mm, $3.4mm, $3.2mm, $3.1mm and $2.9mm as of January 31, 2024, April 31, 2024, July 31, 2024, October 31, 2024 and January 31, 2025, respectively.
(4) For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
26

27 Net Income to Adjusted EBITDA Outlook Reconciliation Q4 FY25 Net Income $20 - $22 Interest expense, net 21.4 - 23.6 Provision for income taxes 6.9 - 7.6 Depreciation and amortization expense 38.3 - 42.2 Other Adjustments 13.4 - 14.7 Adjusted EBITDA $100 - $110